EXHIBIT 99.1

TiVo Corporation 2160 Gold Street San Jose, CA 95002

TIVO CORPORATION REPORTS FIRST QUARTER FINANCIAL RESULTS

Post-Acquisition Annual Run-Rate Synergies of $110 Million to be Completed in Q2
Declares Quarterly Dividend of $0.18 per Share
Strategic Alternatives Review Continues

SAN JOSE, Calif. - (BUSINESS WIRE) - May 10, 2018 - TiVo Corporation (NASDAQ: TIVO) today reported financial results for the first quarter ended March 31, 2018.

“TiVo had a solid Q1 and made progress on the strategic objectives we laid out last quarter,” said Enrique Rodriguez, President and CEO of TiVo. “We improved on our execution and drove profitable growth in our core business. In the quarter, we grew our customer base in our key market segments and made our next gen TiVo Experience 4 solution available to our MSO customers. Internationally, we expanded our presence by adding new service provider licensees in Asia and Europe. The company made meaningful progress on our goal to deliver consistent long-term growth by capitalizing on the market opportunity in front of us. This quarter, we achieved the original target of realizing $100 million in integration synergies and we will complete our extended goal of $110 million of synergies by the end of Q2.”

FIRST QUARTER 2018 FINANCIAL HIGHLIGHTS

Quarterly Financial Information	(In thousands)
	Three Months Ended March 31,
	2018	2017	% Change
GAAP Financial Information
Total Revenues, net	$189,837	$205,764	(7.7)%
Legacy TiVo Solutions IP Licenses	(8,884)	(23,884)	(62.8)%
Hardware	(3,679)	(15,214)	(75.8)%
Other Products	(2,433)	(1,591)	52.9%
Core Revenue (excludes revenue from Legacy TiVo Solutions IP Licenses, Hardware and Other Products)	$174,841	$165,075	5.9%

Total Revenues, net includes $2.0 million of catch-up revenue in Q1 2018 compared to $4.1 million of catch-up revenue in Q1 2017.

Operating loss	$(9,040)	$(5,345)
Loss from continuing operations before income taxes	$(14,797)	$(29,094)
Loss from continuing operations, net of tax	$(19,014)	$(34,661)

GAAP Diluted weighted average shares outstanding	122,080	118,813

Non-GAAP Financial Information
Adjusted EBITDA	$58,966	$68,224
Non-GAAP Pre-tax Income	$46,265	$53,967

Non-GAAP Diluted Weighted Average Shares Outstanding	122,595	120,316

Cash Taxes	$7,687	$5,936

Adjusted EBITDA, Non-GAAP Pre-tax Income, Non-GAAP Diluted Weighted Average Shares Outstanding and Cash Taxes are defined below in the section entitled “Non-GAAP Financial Information.” Reconciliations between GAAP and Non-GAAP amounts are provided in the tables below. In accordance with the SEC’s interpretations on the use of non-GAAP financial measures, TiVo does not report net income or EPS on a non-GAAP basis. However, TiVo does provide the financial metrics, including Non-GAAP Pre-tax Income, Non-GAAP Diluted Weighted Average Shares Outstanding and Cash Taxes, that TiVo had used to calculate these financial measures on a non-GAAP basis.

TIVO BUSINESS AND OPERATING HIGHLIGHTS

Product:

•	Approximately 22 million subscriber households around the world use TiVo's advanced television experiences.

•	Cogeco, RCN and Mediacom are deploying TiVo’s new IP VOD solution.

•
RCN and Service Electric, as previously mentioned, selected TiVo’s Next-Gen Platform to power their IPTV solutions with hyper-personalization, advanced search and recommendations, voice control and seamless discovery across linear, over-the-top, on-demand and cloud-DVR platforms. RCN’s deployment will include TiVo’s first IPTV deployment on the Android TV platform.

•	Mediacom extended its TiVo product and IP agreements, including TiVo DVRs, TiVo Minis, classic guides, analytics and IP.

•	Google and YouTube selected TiVo Music Metadata to provide select artist metadata and artist images for YouTube Red, YouTube Music and the Google Play Music store.

•	7digital, a UK-based global provider of end-to-end digital music solutions, licensed TiVo’s Music, Inform and Discover Metadata solutions to include in their customer offerings.

•	Scripps Network is the second customer to deploy TiVo’s Targeted Audience Delivery (TAD).

IP Licensing:

•	VIZIO renewed its patent license agreement with a multi-year renewal, to extend the leading TV manufacturer’s use of TiVo’s patent portfolios.

•	Starz signed a long-term license to the TiVo patent portfolios.

•	Alticast, a leading end-to-end media technology provider in Korea, renewed its IP license agreement.

•	Internationally, we entered into new patent license agreements with Telstra in Australia and a top European service provider. We also renewed our patent license agreements with Argos and KDDI.

EXPLORING ALL ALTERNATIVES TO MAXIMIZE VALUE FOR SHAREHOLDERS

As announced in TiVo’s Q4 2017 earnings release and its related earnings call, we are continuing to explore a broad range of strategic alternatives to maximize the value of the Company and best deliver value to our shareholders. We expect to provide an update on this exploration process no later than our Q2 2018 earnings call.

REVENUE RECOGNITION CHANGE

Effective January 1, 2018, the Company adopted Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers, which superseded the previous revenue recognition requirements. As a result of adopting the new revenue standard, we recognized approximately $3.7 million more in revenue in the first quarter of 2018 than we would have under the previous requirements. However, as mentioned in our fourth quarter 2017 earnings release, we expect we will recognize approximately $30.0 million less in revenue for the full year 2018, than we would have under the previous requirements. The impact is largely related to the legacy TiVo Time Warp intellectual property licenses, which expire in mid-2018, for which we recognized approximately $8.9 million in revenue in the first quarter of 2018. We expect to recognize approximately $8.4 million and $2.8 million in revenue related to the legacy TiVo Time Warp intellectual property licenses in the second and third quarters of 2018, respectively.

CAPITAL ALLOCATION

On May 9, 2018, TiVo’s Board of Directors declared a cash dividend of $0.18 per common share, to be paid on June 20, 2018 to all stockholders of record as of the close of business on June 6, 2018.

BUSINESS OUTLOOK

As mentioned above, TiVo’s management and board are conducting an in-depth review of its businesses, cost structure and strategic options to maximize shareholder value. Due to the broad range of potential outcomes, the Company is not providing financial estimates for fiscal 2018 at this time.

CONFERENCE CALL INFORMATION

TiVo management will host a conference call today, May 10, 2018, at 2:00 p.m. PT/5:00 p.m. ET to discuss the financial and operational results.  Investors and analysts interested in participating in the conference are welcome to call (866) 621-1214 (or international +1-706-643-4013) and reference conference ID 7066807. The conference call may also be accessed via live webcast in the Investor Relations section of TiVo’s website at http://www.tivo.com.

A replay of the audio webcast will be available on TiVo’s website shortly after the live call ends, and we currently plan for it to remain on TiVo’s website until the next quarterly earnings call. Additionally, a telephonic replay of the call may be accessible shortly after the live call ends through May 17, 2018 by dialing (855) 859-2056 (or international +1-404-537-3406) and entering conference ID 7066807.

NON-GAAP FINANCIAL INFORMATION

TiVo Corporation provides Non-GAAP information to assist investors in assessing its operations in the way that its management evaluates those operations. Non-GAAP Pre-Tax Income, Non-GAAP Cost of Licensing, Services and Software Revenues, Non-GAAP Cost of Hardware Revenues, Non-GAAP Research and Development Expenses, Non-GAAP Selling, General and Administrative Expenses, Non-GAAP Depreciation, Non-GAAP Total OpEx, Non-GAAP Total COGS and OpEx, Adjusted EBITDA and Non-GAAP Interest Expense are supplemental measures of the Company's performance that are not required by, and are not determined in accordance with, GAAP. Non-GAAP financial information is not a substitute for any financial measure determined in accordance with GAAP.

Non-GAAP Pre-tax Income is defined as GAAP income (loss) from continuing operations before income taxes, as adjusted for the effects of items such as amortization of intangible assets, equity-based compensation, accretion of contingent consideration, amortization or write-off of note issuance costs and discounts on convertible debt and mark-to-market adjustments for interest rate swaps; as well as items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results such as restructuring and asset impairment charges, transaction, transition and integration costs, retention earn-outs payable to former shareholders of acquired businesses, earn-out settlements, CEO transition cash costs, remeasurement of contingent consideration, TiVo acquisition litigation, expenses in connection with the extinguishment or modification of debt, gain on settlement of acquired receivable, additional depreciation resulting from facility rationalization actions, other-than temporary impairment losses on strategic investments, gains on the sale of strategic investments, changes in franchise tax reserves and contested proxy election costs.

Non-GAAP Cost of Licensing, Services and Software Revenues is defined as GAAP Cost of licensing, services and software revenues, excluding depreciation and amortization of intangible assets, excluding equity-based compensation and transaction, transition and integration expenses.

Non-GAAP Cost of Hardware Revenues is defined as GAAP Cost of hardware revenues, excluding depreciation and amortization of intangible assets, excluding transition and integration expenses.

Non-GAAP Research and Development Expenses is defined as GAAP research and development expenses excluding equity-based compensation, transition and integration expenses and retention earn-outs payable to former shareholders of acquired businesses.

Non-GAAP Selling, General and Administrative Expenses is defined as GAAP selling, general and administrative expenses excluding equity-based compensation, transaction, transition and integration expenses, retention earn-outs payable to former shareholders of acquired businesses, earn-out settlements, CEO transition cash costs, remeasurement of contingent consideration, gain on settlement of acquired receivable, changes in franchise tax reserves and contested proxy election costs.

Non-GAAP Depreciation is defined as GAAP depreciation expenses excluding the impact of additional depreciation resulting from changes in the estimated useful lives of assets involved in facility rationalization actions.

Non-GAAP Total OpEx is defined as the sum of GAAP research and development and selling, general and administrative expenses, depreciation and gain on sale of patents excluding equity-based compensation, transaction, transition and integration expenses, retention earn-outs payable to former shareholders of acquired businesses, earnout settlements, CEO transition cash costs, remeasurement of contingent consideration, gain on settlement of acquired receivable, additional depreciation resulting from facility rationalization actions, changes in franchise tax reserves and contested proxy election costs.

Non-GAAP Total COGS and OpEx is defined as GAAP Total Operating costs and expenses, excluding amortization of intangible assets, restructuring and asset impairment charges, equity-based compensation, transaction, transition and integration expenses, retention earn-outs payable to former shareholders of acquired businesses, earnout settlements, CEO transition cash costs, remeasurement of contingent consideration, gain on settlement of acquired receivable, depreciation, changes in franchise tax reserves and contested proxy election costs.

Adjusted EBITDA is defined as GAAP operating income (loss) excluding depreciation, amortization of intangible assets, restructuring and asset impairment charges, equity-based compensation, transaction, transition and integration costs, retention earn-outs payable to former shareholders of acquired businesses, earn-out settlements, CEO transition cash costs, remeasurement of contingent consideration, gain on settlement of acquired receivable, changes in franchise tax reserves and contested proxy election costs.

Non-GAAP Interest Expense is defined as GAAP interest expense, excluding accretion of contingent consideration, amortization or write-off of issuance costs, discounts on convertible debt and interest on franchise tax reserves, plus the reclassification of the current period benefit (cost) of the interest rate swaps from gain (loss) on interest rate swaps.

Cash Taxes are defined as GAAP current income tax expense excluding changes in reserves for unrecognized tax benefits.

Non-GAAP Diluted Weighted Average Shares Outstanding is defined as GAAP diluted weighted average shares outstanding except for periods of a GAAP loss. In periods of a GAAP loss, GAAP diluted weighted average shares outstanding are adjusted to include dilutive common share equivalents outstanding that were excluded from GAAP diluted weighted average shares outstanding because the Company had a loss and therefore these shares would have been anti-dilutive.

The Company's management evaluates and makes decisions about its business operations primarily based on Non-GAAP financial information. Management uses Non-GAAP financial measures as the basis for decision-making as they exclude items management does not consider to be “core costs” or “core proceeds”. For each Non-GAAP financial measure, the adjustment provides management with information about the Company's underlying operating performance that enables a more meaningful comparison to its historical and projected financial performance in different reporting periods. For example, since the Company does not acquire businesses on a predictable cycle, management excludes the amortization of intangible assets, transaction, transition and integration costs, retention earn-outs payable to former shareholders of acquired businesses, earnout settlements, CEO transition cash costs, remeasurement of contingent consideration, TiVo Acquisition litigation, and gain on settlement of acquired receivables from its Non-GAAP financial measures in order to make more consistent and meaningful evaluations of the Company's operating expenses as these items may be significantly impacted by the timing and magnitude of acquisitions. Management also excludes the effect of restructuring and asset impairment charges, expenses in connection with the extinguishment or modification of debt, gain on the settlement of acquired receivable, additional depreciation resulting from facility rationalization actions, other-than-temporary impairment losses on strategic investments, gains on the sale of strategic investments and changes in franchise tax reserves. Management excludes the impact of equity-based compensation to provide meaningful supplemental information that allows investors greater visibility to the underlying performance of our business operations, facilitates comparison of our results with other periods, and may facilitate comparison with the results of other companies in our industry, as well as to provide the Company’s management with an important tool for financial and operational decision-making and for evaluating the Company’s performance over different periods of time. Due to varying valuation techniques, reliance on subjective assumptions and the variety of award types and features that may be in use, we believe that providing Non-GAAP financial measures excluding equity-based compensation allows investors to make more meaningful comparisons between our operating results and those of other companies. Management excludes the accretion of contingent consideration, amortization or write-off of note issuance costs and discounts on convertible debt and mark-to-market adjustments for interest rate swaps when management evaluates the Company's expenses.

Management reclassifies the current period benefit (cost) of the interest rate swaps from gain (loss) on interest rate swaps to interest expense in order for Non-GAAP Interest Expense to reflect the effects of the interest rate swaps as these interest rate swaps were entered into to control the effective interest rate the Company pays on its debt.

Management uses these Non-GAAP financial measures to help it make decisions, including decisions that affect operating expenses and operating margin. Management believes that making Non-GAAP financial information available to investors, in addition to GAAP financial information, may facilitate more consistent comparisons between the Company's performance over time with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.

Management recognizes that these Non-GAAP financial measures have limitations as analytical tools, including the fact that management must exercise judgment in determining which types of items to exclude from the Non-GAAP financial information. In addition, as other companies, including companies similar to TiVo Corporation, may calculate their Non-GAAP financial measures differently than the Company calculates its Non-GAAP financial measures, these Non-GAAP financial measures may have limited usefulness to investors when comparing financial performance among companies. Management believes, however, that providing Non-GAAP financial information, in addition to GAAP financial information, facilitates consistent comparison of the Company's financial performance over time. The Company provides Non-GAAP financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company's core operating performance in the same way that management does. Reconciliations for each Non-GAAP financial measure to its most directly comparable GAAP financial measure are provided in the tables below.

About TiVo Corporation

TiVo (NASDAQ: TIVO) is a global leader in entertainment technology and audience insights. From the interactive program guide to the DVR, TiVo delivers innovative products and licensable technologies that revolutionize how people find content across a changing media landscape. TiVo enables the world’s leading media and entertainment providers to deliver the ultimate entertainment experience. Explore the next generation of entertainment at tivo.com, forward.tivo.com or follow us on Twitter @tivo or @tivoforbusiness.

Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, the Company's future growth and success and future estimated post-TiVo Inc. (now known as TiVo Solutions Inc.) acquisition annual run-rate synergies, future revenues to be recognized following adoption of the amended revenue recognition guidance, the expected impact of the Tax Act of 2017, the timing of results and announcement of the Company’s strategic alternatives exploration, as well as future business strategies and future product offerings, deployments and technology and intellectual property licenses with various customers. These forward-looking statements are based on TiVo’s current expectations, estimates and projections about its business and industry, management’s beliefs and certain assumptions made by the company, all of which are subject to change. Forward-looking statements generally can be identified by the use of forward-looking terminology such as, “future”, "believe," "expect," "may," "will," "intend," "estimate," "continue," or similar expressions or the negative of those terms or expressions. Such statements involve risks and uncertainties, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include delays and higher costs in connection with the integration of TiVo Solutions Inc., delays, whether inside or outside the Company’s control, in the Company’s exploration of its strategic alternatives, delays in development, the failure to deliver competitive service offerings and lack of market acceptance of any offerings delivered, as well as the other potential factors described under "Risk Factors" included in TiVo’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018 and Annual Report on Form 10-K for the year ended December 31, 2017 and other documents of TiVo Corporation on file with the Securities and Exchange Commission (available at www.sec.gov). TiVo cautions you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date hereof. TiVo assumes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release, except as required by law.

Investor Relations                    Press Relations
Debi Palmer                        Ricca Silverio
TiVo Corporation                     Finn Partners for TiVo
+1 818-295-6651                        +1-415-348-2724
debi.palmer@TiVo.com                     tivo@finnpartners.com

TIVO CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2018	2017
Revenues, net:
Licensing, services and software	$186,158	$190,550
Hardware	3,679	15,214
Total Revenues, net	189,837	205,764
Costs and expenses:
Cost of licensing, services and software revenues, excluding depreciation and amortization of intangible assets	43,215	42,306
Cost of hardware revenues, excluding depreciation and amortization of intangible assets	5,051	14,221
Research and development	48,430	48,922
Selling, general and administrative	51,082	53,949
Depreciation	5,141	5,472
Amortization of intangible assets	41,412	41,700
Restructuring charges	4,546	4,539
Total costs and expenses	198,877	211,109
Operating loss	(9,040)	(5,345)
Interest expense	(11,634)	(10,264)
Interest income and other, net	1,566	(63)
Gain on interest rate swaps	4,311	521
TiVo Acquisition litigation	—	(12,906)
Loss on debt extinguishment	—	(108)
Loss on debt modification	—	(929)
Loss from continuing operations before income taxes	(14,797)	(29,094)
Income tax expense	4,217	5,567
Loss from continuing operations, net of tax	(19,014)	(34,661)
Income from discontinued operations, net of tax	1,297	—
Net loss	$(17,717)	$(34,661)

Basic loss per share:
Continuing operations	$(0.16)	$(0.29)
Discontinued operations	0.01	—
Basic loss per share	$(0.15)	$(0.29)
Weighted average shares used in computing basic per share amounts	122,080	118,813

Diluted loss per share:
Continuing operations	$(0.16)	$(0.29)
Discontinued operations	0.01	—
Diluted loss per share	$(0.15)	$(0.29)
Weighted average shares used in computing diluted per share amounts	122,080	118,813

Dividends declared per share	$0.18	$0.18

See notes to the Condensed Consolidated Financial Statements in our Quarterly Report on Form 10-Q.

TIVO CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31, 2018	December 31, 2017
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$140,294	$128,965
Short-term marketable securities	148,226	140,866
Accounts receivable, net	188,332	180,768
Inventory	13,164	11,581
Prepaid expenses and other current assets	34,827	40,719
Total current assets	524,843	502,899
Long-term marketable securities	73,045	82,711
Property and equipment, net	54,220	55,244
Intangible assets, net	602,729	643,924
Goodwill	1,813,518	1,813,227
Other long-term assets	60,048	65,673
Total assets	$3,128,403	$3,163,678

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$105,291	$135,852
Unearned revenue	44,928	55,393
Current portion of long-term debt	7,000	7,000
Total current liabilities	157,219	198,245
Taxes payable, less current portion	4,004	3,947
Unearned revenue, less current portion	56,888	58,283
Long-term debt, less current portion	978,280	976,095
Deferred tax liabilities, net	50,790	50,356
Other long-term liabilities	17,315	23,736
Total liabilities	1,264,496	1,310,662
Stockholders' equity:
Preferred stock	—	—
Common stock	124	123
Treasury stock	(27,634)	(24,740)
Additional paid-in capital	3,272,119	3,273,022
Accumulated other comprehensive loss	(1,746)	(2,738)
Accumulated deficit	(1,378,956)	(1,392,651)
Total stockholders’ equity	1,863,907	1,853,016
Total liabilities and stockholders’ equity	$3,128,403	$3,163,678

See notes to the Condensed Consolidated Financial Statements in our Quarterly Report on Form 10-Q.

TIVO CORPORATION AND SUBSIDIARIES
REVENUE DETAILS
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2018	2017
Total Revenues, net	$189,837	$205,764
Legacy TiVo Solutions IP Licenses	(8,884)	(23,884)
Hardware	(3,679)	(15,214)
Other Products	(2,433)	(1,591)
Core Revenue (excludes revenue from Legacy TiVo Solutions IP Licenses, Hardware and Other Products)	$174,841	$165,075

	Three Months Ended March 31,
	2018	2017
Product Revenues:
Platform Solutions	$95,940	$88,183
Software and Services	18,479	25,269
Other	2,433	1,591
Total Product Revenues	116,852	115,043

Intellectual Property Licensing Revenues:
US Pay TV Providers	49,915	63,344
CE Manufacturers	8,968	10,843
New Media, International Pay TV Providers and Other	14,102	16,534
Total Intellectual Property Licensing Revenues	72,985	90,721

Total Revenues, net	$189,837	$205,764

	Three Months Ended March 31,
	2018	2017
Total Product Revenues	$116,852	$115,043
Hardware	(3,679)	(15,214)
Other Products	(2,433)	(1,591)
Core Product Revenue (excludes revenue from Hardware and Other Products)	$110,740	$98,238

Total Intellectual Property Licensing Revenues	$72,985	$90,721
Legacy TiVo Solutions IP Licenses	(8,884)	(23,884)
Core Intellectual Property Licensing Revenue (excludes revenue from Legacy TiVo Solutions IP Licenses)	$64,101	$66,837

TIVO CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2018	2017
GAAP loss before income taxes	$(14,797)	$(29,094)
Amortization of intangible assets	41,412	41,700
Restructuring charges	4,546	4,539
Equity-based compensation	12,024	14,025
Transition and integration costs	2,410	7,199
Earnout amortization	958	958
CEO transition cash costs	625	—
Remeasurement of contingent consideration	890	(324)
TiVo Acquisition litigation	—	12,906
Loss on debt extinguishment	—	108
Loss on debt modification	—	929
Accretion of contingent consideration	78	155
Amortization of note issuance costs	559	522
Amortization of convertible note discount	3,254	3,106
Mark-to-market income related to interest rate swaps	(5,694)	(2,762)
Non-GAAP Pre-tax Income	$46,265	$53,967

	Three Months Ended March 31,
	2018	2017
GAAP Diluted weighted average shares outstanding	122,080	118,813
Dilutive effect of equity-based compensation awards	515	1,503
Non-GAAP Diluted Weighted Average Shares Outstanding	122,595	120,316

	Three Months Ended March 31,
	2018	2017
GAAP Cost of licensing, services and software revenues, excluding depreciation and amortization of intangible assets	$43,215	$42,306
Equity-based compensation	(1,109)	(1,044)
Transition and integration costs	(28)	(99)
Non-GAAP Cost of Licensing, Services and Software Revenues	$42,078	$41,163

	Three Months Ended March 31,
	2018	2017
GAAP Cost of hardware revenues, excluding depreciation and amortization of intangible assets	$5,051	$14,221
Transition and integration costs	—	(1,359)
Non-GAAP Cost of Hardware Revenues	$5,051	$12,862

	Three Months Ended March 31,
	2018	2017
GAAP Research and development expenses	$48,430	$48,922
Equity-based compensation	(3,582)	(3,997)
Transition and integration costs	(716)	(1,240)
Earnout amortization	(184)	(184)
Non-GAAP Research and Development Expenses	$43,948	$43,501

	Three Months Ended March 31,
	2018	2017
GAAP Selling, general and administrative expenses	$51,082	$53,949
Equity-based compensation	(7,333)	(8,984)
Transition and integration costs	(1,666)	(4,501)
Earnout amortization	(774)	(774)
CEO transition cash costs	(625)	—
Remeasurement of contingent consideration	(890)	324
Non-GAAP Selling, General and Administrative Expenses	$39,794	$40,014

	Three Months Ended March 31,
	2018	2017
GAAP Total operating costs and expenses	$198,877	$211,109
Depreciation	(5,141)	(5,472)
Amortization of intangible assets	(41,412)	(41,700)
Restructuring charges	(4,546)	(4,539)
Equity-based compensation	(12,024)	(14,025)
Transition and integration costs	(2,410)	(7,199)
Earnout amortization	(958)	(958)
CEO transition cash costs	(625)	—
Remeasurement of contingent consideration	(890)	324
Non-GAAP Total COGS and OpEx	$130,871	$137,540

	Three Months Ended March 31,
	2018	2017
GAAP Operating loss	$(9,040)	$(5,345)
Depreciation	5,141	5,472
Amortization of intangible assets	41,412	41,700
Restructuring charges	4,546	4,539
Equity-based compensation	12,024	14,025
Transition and integration costs	2,410	7,199
Earnout amortization	958	958
CEO transition cash costs	625	—
Remeasurement of contingent consideration	890	(324)
Adjusted EBITDA	$58,966	$68,224

	Three Months Ended March 31,
	2018	2017
GAAP Interest expense	$(11,634)	$(10,264)
Accretion of contingent consideration	78	155
Amortization of note issuance costs	559	522
Amortization of convertible note discount	3,254	3,106
Reclassify current period cost of interest rate swaps	(1,383)	(2,242)
Non-GAAP Interest Expense	$(9,126)	$(8,723)